UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2010

ICON Leasing Fund Eleven, LLC
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51916	20-1979428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Fifth Avenue, 4th Floor
New York, New York 10011

(Address of Principal Executive Offices)
____________________

(212) 418-4700

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

    On November 12, 2010, ICON Capital Corp., the manager of the Registrant, notified the registered representatives of the members of the Registrant that the Registrant’s distribution rate will change effective December 1, 2010 and that it will notify the Registrant’s members of this change in distribution rate via letter to the Registrant's members with the December 1, 2010 distribution.  A copy of the notice to the registered representatives of the members, which includes a draft of the letter to the members, is attached as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d) The following exhibit is furnished herewith:

99.1	Notice to the registered representatives of the members, which includes a draft of the letter to the members of the Registrant, dated December 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICON LEASING FUND ELEVEN, LLC
By: ICON CAPITAL CORP., its Manager

Dated: November 12, 2010	By: /s/ Michael A. Reisner
Michael A. Reisner
Co-President and Co-Chief Executive Officer